                                                                   EXHIBIT 10.32

0.  PREAMBLE

    Nortel Dasa Network Systems GmbH & Co. KG (hereinafter: Nortel Dasa), upon appropriate request by STAR Telecommunications Deutschland GmbH (hereinafter:
STAR) submitted quotations, dated October 06, 1997, for the delivery, installation and commissioning of telecommunications products.

    Based on such quotations, a Contract is hereby concluded covering the services as listed under Pos. 1, on the conditions as stipulated in this Contract.

    The components listed under Pos. 8, are essential components of the Contract and shall be inseparable of the Contract.

1.         SUBJECT MATTER OF THE CONTRACT

1.1.       DMS-100E Switching System for Frankfurt
           Our Proposal No. ST970001V2.0. dated 6.10.97

1.2.       DMS-100E Switching System for Dusseldorf
           Our Proposal No. ST970001V2.0. dated 6.10.97

1.3.       DMS-100E Switching System for Munchen
           Our Proposal No. ST970001V2.0. dated 6.10.97

1.4.       DMS-100E Switching System for Hamburg
           Our Proposal No. ST970001V2.0. dated 6.10.97

1.5.       Small Remote Units--SRU
           Our Proposal No. ST970014. dated 14.10.97

1.6.       Signaling Transfer Point DMS-STP for Frankfurt
           Our Proposal No. ST970003V2.0. dated 6.10.97

1.7.       Signaling Transfer Point DMS-STP for Dusseldorf
           Unser Angebot No. ST970003V2.0. dated 6.10.97

1.8.       Power system with 12 hrs battery backup for DMS-100E Switching System and STP at
             Frankfurt
           Our Proposal No. ST970002. dated 6.10.97

1.9.       Power system with 12 hrs battery backup for DMS-100E Switching System and STP at
             Dusseldorf
           Our Proposal No. ST970002. dated 6.10.97

1.10.      Power system with 12 hrs battery backup for DMS-100E Switching System at Munchen
           Our Proposal No. ST970002. dated 6.10.97

1.11.      Power system with 12 hrs battery backup for DMS-100E Switching System at Hamburg
           Our Proposal No. ST970002. dated 6.10.97

1.12.      Network Management System "NetWORKS",
           Our Proposal No. ST970007V2.0. dated 6.10.97

1.13.      Main Distribution Frames for DMS-100E Switching System at Frankfurt
           Our Proposal No. ST970010. dated 6.10.97

1.14.      Main Distribution Frames for DMS-100E Switching System at Dusseldorf
           Our Proposal No. ST970010. dated 6.10.97

1.15.      Main Distribution Frames for DMS-100E Switching System at Munchen
           Our Proposal No. ST970010. dated 6.10.97

1.16.      Main Distribution Frames for DMS-100E Switching System at Hamburg
           Our Proposal No. ST970010. dated 6.10.97

2. PRICES

    The services listed under Pos. 1 shall be partial services in the framework of the complete Project. The price of the complete Project amounts to

    US $22.600.000

    (twenty-two million six hundred thousand)

    As for the implementation, each individual item in section 1 will be regarded as a separate project. As each project is completed the proposal amount, reduced in proportion to the discount given in section 2, is billable. The discounted overall price given in section 2 will be reduced by the amount paid at the completion of the individual projects in section 1.

    Item 1.12 "NETWORKS-TM-" WILL BE SUPPLIED BY NORTEL DASA WITHOUT CHARGE.

    All prices shall be stated in US $, they shall not contain any V.A.T.

3. TERMS OF PAYMENT

    All invoices shall be payable by STAR within 30 days after the date of the invoice without any deduction. In the case of partial deliveries partial payment may be agreed.

    Invoices shall be made out in accordance with the respective stipulations quoted for the respective services.

4. ASSIGNMENT

    The contracting parties shall not assign the rights accrued from this Contract, neither as a whole, nor shall they assign any claims to individual services from this Contract to third parties without the express written approval by the other contracting party. Such approval shall only be withheld for a good cause.

5. TECHNICAL MODIFICATIONS

    Notwithstanding any other terms of the subject Contract, Nortel Dasa reserves the right, without prior consent of and notification to STAR, at any time prior to the delivery of the products, to modify the products and their components, collectively or individually, provided that such modifications will not have any detrimental effects upon the products' performance and functionality.

6. MODIFICATIONS/NOTIFICATIONS

    Modifications and/or Supplements to the subject Contract shall be in writing and must be confirmed in writing by the other party. A waiver of such latter requirement shall only be valid in writing.

7. APPLICABLE LAW

    The place of jurisdiction shall be Frankfurt am Main. German Law shall apply.

    Should any clause or several clauses of the subject Contract be or become legally invalid or unreasonable, or should the Contract be incomplete, this shall not affect the validity of the other clauses. The contracting parties shall replace the legally invalid, unreasonable, or incomplete clause by an appropriate regulation so that the contracting parties' original intentions legally and economically resulting from this Contract, be complied to the greatest possible extent.

8. PROVISIONS OF THE CONTRACT

    Upon the conclusion of the subject Contract, the following documents shall be considered as components of the Contract, with decreasing priority:

    1.  The subject Purchase Contract;

    2.  The Quotations as listed under Pos. 1

    3.  The Project Plan as agreed between both parties

    4. Nortel Dasa's Standard Form Contract Terms, unless the same are not components of the Quotations as listed under Point 2.

Frankfurt, --------------------------                    Frankfurt, --------------------------

NORTEL DASA                                              STAR Telecommunications
NETWORK SYSTEMS GmbH & Co KG                             Deutschland GmbH

----------------------------------------                 ----------------------------------------

----------------------------------------                 ----------------------------------------